UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 22, 2007
                                                 ____________________________


                     Peoples Community Bancorp, Inc.
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Maryland                             000-29949                     31-1686242
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



6100 West Chester Road, West Chester, Ohio                              45069
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (513) 870-3530
                                                   __________________________


                             Not Applicable
_____________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement
           __________________________________________

     On June 22, 2007, the board of directors of Peoples Community Bancorp, Inc. (the "Company") adopted an Amended and Restated Directors' Retirement Plan, originally effective as of January 1, 1994 (the "Plan"). The Plan was primarily amended and restated in order to comply with new Section 409A of the Internal Revenue Code of 1986, as amended. For additional information, reference is made to the Plan included as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  The following exhibits are included with this Report:

           Exhibit No.     Description
           ______________  ________________________________________________

           10.1            Amended and Restated Directors' Retirement Plan


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEOPLES COMMUNITY BANCORP, INC.



Date: June 28, 2007                By: /s/ Jerry D. Williams
                                       ______________________________________
                                       Jerry D. Williams
                                       President and Chief Executive Officer

                              EXHIBIT INDEX


          Exhibit No.    Description
          _____________  ____________________________________________________
          10.1           Amended and Restated Directors' Retirement Plan